Exhibit 10.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-12256 and 333-81300) of our report, dated October 3, 2005 related to the consolidated financial statements of InfoVista S.A., included in its Annual Report on Form 20-F for the year ended June 30, 2005 filed with the Securities and Exchange Commission.
October 14, 2005
Paris-La Défense, France
Ernst & Young Audit
By : /s/ JEAN-YVES JEGOUREL
Represented by Jean-Yves Jégourel